SEVENTH AMENDMENT TO SECOND AMENDED
AND RESTATED FINANCING AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AGREEMENT (“this Agreement”) entered into on this 8th day of August, 2008, to be effective, unless another effective date is otherwise herein specified, as of the date hereof, is by and among The CIT Group/Business Credit, Inc. (“CIT”), Wachovia Bank, N.A. (“Wachovia”), PNC Bank National Association (“PNC”), and SunTrust Bank (“SunTrust”, together with CIT, Wachovia, and PNC, the ‘Required Lenders”), CIT as administrative and collateral agent (“Agent”), United Fuel & Energy Corporation, a Texas corporation (“United”), Three D Oil Co. of Kilgore, Inc., a Texas corporation (“Three D”) and Cardlock Fuels System, Inc. a California corporation (“Cardlock”) (United, Three D and Cardlock being herein individually referred to as a “Company” and collectively referred to as the “Companies”), and United Fuel & Energy Corporation, a Nevada corporation (“Parent”).

RECITALS

A. Companies, Agent, Required Lenders, and The Greinke Personal Living Trust (“Greinke Trust, together with Required Lenders being hereinafter referred to as “Lenders”) are the present parties to that certain Second Amended and Restated Financing Agreement, dated as of March 27, 2007, originally executed by United, Three D, Required Lenders, SunTrust and Agent, as amended from time to time, including, without limitation, as amended by that certain Forbearance Agreement and Sixth Amendment to Second Amended and Restated Financing Agreement, dated July 10, 2008, executed by Companies, Agent, and Parent (the “Sixth Amendment”) (as amended from time to time, the “Financing Agreement”).

B. Pursuant to the terms and conditions of this Agreement, each of Companies, Agent and Required Lenders are willing to amend the Financing Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows, as hereinafter set forth:

ARTICLE I
Definitions

1.01 Capitalized terms used in this Agreement are defined in the Financing Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
Agreements

2.01 Amendment to Section 1 of Financing Agreement; Amendment and Restatement of Definitions of “Adjustment Date”, “Applicable Base Rate Margin”, “Applicable LIBOR Margin,” and “Initial Adjustment Date”. Section 1 of the Financing Agreement is amended by amending and restating the definitions of “Adjustment Date”, “Applicable Base Rate Margin”, “Applicable LIBOR Margin,” and “Initial Adjustment Date” to read in their entirety as follows:

“Adjustment Date shall mean (a) initially, the Initial Adjustment Date, and (b) thereafter, the first day of each thereafter occurring November, February, May and August; provided, however, that if the financial statements of Companies to be delivered to Agent pursuant to Paragraph 7.8(c) of Section 7 hereof for the month ending as of the last day of the Fiscal Quarter immediately preceding such first day of such calendar month (for example, as to May 1, 2009, the financial statements to be delivered pursuant to Paragraph 7.8(c) of Section 7 hereof for the month ending March 31, 2009) have not been delivered by the due date for such financial statements, such ‘Adjustment Date’ shall instead be the tenth day after delivery to Agent of such financial statements.

Applicable Base Rate Margin means, with respect to any amount outstanding under the Revolving Loans or the Term Loans, as the case may be, which are Base Rate Loans, the rate of interest per annum determined as set forth below:

(a) during the period beginning the date of execution of the Seventh Amendment until the Initial Adjustment Date: (i) as to the amount of Revolving Loans outstanding on any day, 1.25%; and (ii) as to the amount of Term Loans outstanding on any day, 1.50%; and

(b) thereafter, on each Adjustment Date (beginning on the Initial Adjustment Date) and continuing until the next Adjustment Date, the applicable percent per annum set forth in the pricing table below opposite the relevant Fixed Charge Coverage Ratio calculated as of the last day of the relevant Fiscal Quarter for the six calendar month period ending on such day:

APPLICABLE BASE RATE MARGIN PRICING TABLE
	Fixed Charge Coverage Ratio	Applicable Base Rate Margin for Revolving Loans	Applicable Base Rate Margin for Term Loans

(i)	Greater than or equal to 2.00 to 1.00	(i) 0.50%	(i) 0.75%
(ii)	Less than 2.00 to 1.00, but equal to or greater than 1.50 to 1.00	(ii) 0.75%	(ii) 1.00%
(iii)	Less than 1.50 to 1.00, but equal to or greater than 1.25 to 1.00	(iii) 1.00%	(iii) 1.25%
(iv)	Less than 1.25 to 1.00, but equal to or greater than 1.00 to 1.00	(iv) 1.00%	(iv) 1.25%
(v)	Less than 1.00 to 1.00, but equal to or greater than 0.85 to 1.00	(v) 1.25%	(v) 1.50%
(vi)	Less than 0.85 to 1.00	(vi) 1.25%	(vi) 1.50%

All adjustments to the Applicable Base Rate Margin shall be implemented by the Agent based on the financial statements and related officer’s certificate for the relevant period delivered by the Companies to the Agent pursuant to Paragraph 7.8(c) of Section 7 hereof, and shall take effect retroactively on the Adjustment Date immediately succeeding the date of the Agent’s receipt of such financial statements. Notwithstanding the foregoing: (a) no reduction in Applicable Base Rate Margin shall occur on an Adjustment Date if a Default or an Event of Default shall have occurred and be continuing on such Adjustment Date or the date of the Agent’s receipt of the financial statements on which such reduction is to be based; and (b) if the Companies fail to deliver the financial statements on which any reduction in applicable margins is to be based within ten (10) days of the due date for such items set forth in Paragraph 7.8(c) of Section 7, then effective as of the due date for such financial statements, the Applicable Base Rate Margin shall increase to the highest margin set forth in the table above until the following Adjustment Date. Without limitation of any other provision of this Financing Agreement or any other remedy available to Agent or Lenders under any of the Loan Documents, if, as a result of any restatement of or other adjustment to the financial statements delivered by the Companies to the Agent pursuant to Paragraph 7.8(c) of Section 7 hereof or for any other reason, the Agent determines that (y) the Fixed Charge Coverage Ratio as calculated by the Companies as of any applicable date was inaccurate by more than 0.04 (for example, the Fixed Charge Coverage Ratio is initially reported as 1.50 to 1.00, but as corrected is 1.459 to 1.00) (a ‘Material Adjustment’) and (z) a proper calculation of the Fixed Charge Coverage Ratio would have resulted in a different Applicable Base Rate Margin for any period, then in the event of a Material Adjustment (but not if a Material Adjustment has not occurred) (i) if the proper calculation of the Fixed Charge Coverage Ratio would have resulted in a higher Applicable Base Rate Margin for such period, the Companies shall automatically and retroactively be obligated to pay to the Agent promptly on demand by the Agent, an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period; and (ii) if the proper calculation of the Fixed Charge Coverage Ratio would have resulted in a lower Applicable Base Rate Margin for such period, the Agent shall have no obligation to repay any interest or fees to the Companies; provided that if, as a result of any Material Adjustment a proper calculation of the Fixed Charge Coverage Ratio would have resulted in a higher Applicable Base Rate Margin for one or more periods and a lower Applicable Base Rate Margin for one or more other periods (due to the shifting of income or expenses from one period to another period or any similar reason), then the amount payable by the Companies pursuant to clause (i) above shall be based upon the excess, if any, of the amount of interest and fees that should have been paid for all applicable periods over the amount of interest and fees paid for all such periods.

Applicable LIBOR Margin means, on any specific date, with respect to any amount outstanding under the Revolving Loans or Term Loans, as the case may be, which are LIBOR Loans, the rate of interest per annum determined as set forth below:

(a) during the period beginning the date of execution of the Seventh Amendment until the Initial Adjustment Date: (i) as to the amount of Revolving Loans outstanding on any day, 4.00%; and (ii) as to the amount of Term Loans outstanding on any day, 4.25%; and

(b) thereafter, on each Adjustment Date (beginning on the Initial Adjustment Date) and continuing until the next Adjustment Date, the applicable percent per annum set forth in the pricing table below opposite the relevant Fixed Charge Coverage Ratio calculated as of the last day of the relevant Fiscal Quarter for the six calendar month period ending on such day:

APPLICABLE LIBOR MARGIN PRICING TABLE
	Fixed Charge Coverage Ratio	Applicable LIBOR Margin for Revolving Loans	Applicable LIBOR Margin for Term Loans

(i)	Greater than or equal to 2.00 to 1.00	(i) 2.50%	(i) 2.75%
(ii)	Less than 2.00 to 1.00, but equal to or greater than 1.50 to 1.00	(ii) 2.75%	(ii) 3.00%
(iii)	Less than 1.50 to 1.00, but equal to or greater than 1.25 to 1.00	(iii) 3.00%	(iii) 3.25%
(iv)	Less than 1.25 to 1.00, but equal to or greater than 1.00 to 1.00	(iv) 3.25%	(iv) 3.50%
(v)	Less than 1.00 to 1.00, but equal to or greater than 0.85 to 1.00	(v) 3.50%	(iv) 3.75%
(vi)	Less than 0.85 to 1.00	(vi) 4.00%	(v) 4.25%

All adjustments to the Applicable LIBOR Margin shall be implemented by the Agent based on the financial statements and related officer’s certificate for the relevant period delivered by the Companies to the Agent pursuant to Paragraph 7.8(c) of Section 7 hereof, and shall take effect on the Adjustment Date immediately succeeding the date of the Agent’s receipt of such financial statements. Notwithstanding the foregoing: (a) no reduction in Applicable Margins shall occur on an Adjustment Date if a Default or an Event of Default shall have occurred and be continuing on such Adjustment Date or the date of the Agent’s receipt of the financial statements on which such reduction is to be based; and (b) if the Companies fail to deliver the financial statements on which any reduction in applicable margins is to be based within ten (10) days of the due date for such items set forth in Paragraph 7.8(c) of Section 7, then effective as of the due date for such financial statements, the Applicable LIBOR Margin shall increase to the highest margin set forth in the table above until the following Adjustment Date. Without limitation of any other provision of this Financing Agreement or any other remedy available to Agent or Lenders under any of the Loan Documents, if, as a result of any restatement of or other adjustment to the financial statements delivered by the Companies to the Agent pursuant to Paragraph 7.8(c) of Section 7 hereof or for any other reason, the Agent determines that (y) the Fixed Charge Coverage Ratio as calculated by the Companies as of any applicable date was inaccurate and such inaccuracy constitutes a Material Adjustment and (z) a proper calculation of the Fixed Charge Coverage Ratio would have resulted in a different Applicable LIBOR Margin for any period, then in the event of a Material Adjustment (but not if a Material Adjustment has not occurred) (i) if the proper calculation of the Fixed Charge Coverage Ratio would have resulted in a higher Applicable LIBOR Margin for such period, the Companies shall automatically and retroactively be obligated to pay to the Agent promptly on demand by the Agent, an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period; and (ii) if the proper calculation of the Fixed Charge Coverage Ratio would have resulted in a lower Applicable LIBOR Margin for such period, the Agent shall have no obligation to repay any interest or fees to the Companies; provided that if, as a result of any Material Adjustment a proper calculation of the Fixed Charge Coverage Ratio would have resulted in a higher Applicable LIBOR Margin for one or more periods and a lower Applicable LIBOR Margin for one or more other periods (due to the shifting of income or expenses from one period to another period or any similar reason), then the amount payable by the Companies pursuant to clause (i) above shall be based upon the excess, if any, of the amount of interest and fees that should have been paid for all applicable periods over the amount of interest and fees paid for all such periods.

Availability Block shall mean the amount indicated below, during the time period indicated below:

	Period	Amount

(i)	March 7, 2008 until Availability Block Adjustment Date	(i) $7,500,000
(ii)	Availability Block Adjustment Date and thereafter	(ii) 3,750,000

Initial Adjustment Date shall mean the tenth day after delivery to Agent pursuant to Paragraph 7.8(c) of Section 7 hereof of the financial statements of the Companies for the month ending on June 30, 2008.”

2.02 Amendment to Section 1 of Financing Agreement; Deletion of Definitions of “First Availability Block Adjustment Date”, “Second Availability Block Adjustment Date,” and “Third Availability Block Adjustment Date.” Section 1 of Financing Agreement is amended by deleting therefrom the definitions of “First Availability Block Adjustment Date”, “Second Availability Block Adjustment Date”, and “Third Availability Block Adjustment Date.”

2.03 Amendment to Section 1 of Financing Agreement; Addition of Definition of “Availability Block Adjustment Date.” Section 1 of the Financing Agreement is amended by adding thereto a new definition, “Availability Block Adjustment Date”, to be inserted in its proper alphabetical order and to read in its entirety as follows.

“Availability Block Adjustment Date shall mean the tenth day after delivery to Agent pursuant to Paragraph 7.8(c) of Section 7 hereof of the financial statements of the Companies for any month ending on or after July 31, 2009, if such financial statements, together with financial statements previously delivered to Agent pursuant to Paragraph 7.8(c) of Section 7 hereof, demonstrate to the sole satisfaction of Agent that Companies’ Fixed Charge Coverage Ratio for the six calendar month period ending on such day is greater than 1:00 to 1:00, and that Companies’ Fixed Charge Coverage Ratio for the six calendar month period ending on the last day of each of the preceding 11 calendar months was greater than 1.00 to 1.00.”

2.04 Amendment to Section 1 of Financing Agreement; Addition of Definition of “Seventh Amendment”. Section 1 of Financing Agreement is amended by adding thereto a new definition, “Seventh Amendment”, to be inserted in its proper alphabetical order and to read in its entirety as follows:

“Seventh Amendment shall mean that certain Seventh Amendment to Second Amended and Restated Financing Agreement executed by certain Lenders, Companies and Parent.”

2.05 Amendment and Restatement of Section 7.10 of the Financing Agreement. Effective June 29, 2008, Section 7.10 of the Financing Agreement is amended and restated to read in its entirety as follows:

“7.10 Until termination of the Financing Agreement and payment and satisfaction in full of all Obligations hereunder, the Companies, on a consolidated basis, shall:

(a) Maintain as of the last day of each calendar month beginning with June 30, 2009, for the six calendar month period ending on such date, a Fixed Charge Coverage Ratio for such period of not less than 1.00 to 1.00.

(b) without the prior written consent of the Agent and the Required Lenders, the Companies will not:

(i) enter into any Operating Lease if after giving effect thereto the aggregate obligations with respect to Operating Leases of the Companies during any Fiscal Year would exceed $3,000,000.00; or

(ii) contract for, purchase, make expenditures for, lease pursuant to a Capital Lease or otherwise incur obligations with respect to Unfinanced Capital Expenditures (whether subject to a security interest or otherwise) during any Fiscal Year in the aggregate amount in excess of $3,000,000.00.

(c) Maintain EBITDA of not less than the amount set forth below for the six calendar month period ending on the date set forth below:

	Date		Minimum EBITDA - Assuming No Sale of Propane Division has occurred

(i)	June 30, 2008	(i)	$1,162,000
(ii)	July 31, 2008	(ii)	$455,000
(iii)	August 31, 2008	(iii)	$475,000
(iv)	September 30, 2008	(iv)	$505,000
(v)	October 31, 2008	(v)	$1,207,000
(vi)	November 30, 2008	(vi)	$2,078,000
(vii)	December 31, 2008	(vii)	$2,804,000
(viii)	January 31, 2009	(viii)	$3,529,000
(ix)	February 28, 2009	(ix)	$4,065,000
(x)	March 31, 2009	(x)	$4,451,000
(xi)	April 30, 2009	(xi)	$4,649,000
(xii)	May 31, 2009	(xii)	$4,736,000

There shall be no minimum EBITDA financial covenant after the six calendar month period ending on May 31, 2009. Notwithstanding the foregoing, if the Propane Division is sold (it being understood that there shall be no requirement or expectation that Lenders will consent to such sale) the minimum EBITDA requirement for each relevant six calendar month period shall be increased as follows: (x) the minimum EBITDA requirement for the six calendar month period ending on the last day of the first calendar month subsequent to the calendar month in which the Propane Division is sold shall be increased by $49,000, and (y) thereafter, the minimum EBITDA requirement for the relevant six calendar month period ending on the last day of each subsequent calendar month shall be increased by the product of $49,000 times the number of calendar months subsequent to the calendar month in which the Propane Division is sold, but in no event shall the minimum EBITDA requirement for any such six calendar month period be increased by more than $294,000. The following example illustrates this provision: On October 25, 2008, the Propane Division is sold. The minimum EBITDA requirement would thereafter be as follows: (A) October 31, 2008, $1,207,000; (B) November 30, 2008, $2,127,000; (C) December 31, 2008, $2,902,000; (D) January 31, 2009, $3,676,000; (E) February 28, 2009, $4,261,000; (F) March 31, 2009, $4,696,000; (G) April 30, 2009, $4,943,000; and (H) May 31, 2009, $5,030,000.”

2.06 Additional Agreements. Notwithstanding any provision to the contrary in the Financing Agreement or any other Loan Document:

(a) Termination of Commitment of Greinke Trust. Greinke Trust’s $5,000,000 Commitment (consisting entirely of a Revolving Line of Credit Commitment, except that Greinke Trust’s commitment thereunder is solely to make the Revolving Loans referred to in Paragraph 3.1(a) of Section 3 of the Financing Agreement and to make settlements pursuant to Paragraph 3.1(b) of Section 3 of the Financing Agreement, such that Greinke Trust shall not and does not participate in the Letter of Credit Guaranty or other commitments of Lenders as to Letters of Credit provided for in Section 5 of the Financing Agreement) shall terminate on the first day that each of the following occurs: (i) no Default or Event of Default shall be in existence, (ii) Excess Availability (as defined below) shall be equal to or greater than $10,000,000, and (iii) the Fixed Charge Coverage Ratio calculated as of the last day of the most recent Fiscal Quarter for the six calendar month period ending on such day is at least 1.00 to 1.00. “Excess Availability” shall mean the amount by which the Borrowing Base exceeds the sum of the aggregate amount of all outstanding Revolving Loans, plus the aggregate undrawn amount of all outstanding Letters of Credit, and shall be calculated on any specific date after giving effect to all loans, advances and extensions of credit to be made on such day and the payoff of Greinke Trust’s $5,000,000 Commitment and making current all of the Companies’ debts, obligations and payables in accordance with their usual business practices. If Greinke Trust’s Commitment and Revolving Line of Credit Commitment so terminates, Greinke Trust shall thereafter have no further commitment to make new loans or advances pursuant to Section 3 of the Financing Agreement, but the relevant Commitments of the other Lenders, including without limitation, the respective Revolving Line of Credit Commitment of each other Lender, shall remain the same, such that the aggregate Revolving Line of Credit Commitments shall thereafter be permanently reduced from $85,000,000 to $80,000,000. This Section 2.06(a) shall replace in its entirety Section 5(e) of the Sixth Amendment.

(b) Equipment and Real Estate Appraisal. Companies agree and acknowledge that Agent shall hereafter, at the expense of Companies, retain an appraiser reasonably satisfactory to both Agent and Companies (though if Agent and Companies are not able to timely agree on such an appraiser, Agent shall be entitled to retain an appraiser selected by Agent in its good faith discretion) to conduct by December 31, 2008, an appraisal, in form and substance satisfactory to Agent in the exercise of its good faith credit judgment, of such of the Real Estate and Equipment of Companies which is not part of Borrowing Base in order to compare the appraised value of such Real Estate and Equipment to the aggregate outstanding principal balance of the Term Loans, and to the extent such appraised value is less than the aggregate outstanding principal of the Term Loans, upon demand by Agent, Companies shall make a prepayment of principal on the Term Loans equal to the amount by which the aggregate outstanding principal amount of the Term Loans is in excess of such appraised value within ten (10) Business Days following the Companies’ receipt of the final appraisal report, and failure by Companies to make such prepayment in such time period shall constitute an Event of Default.

(c) Payments to SC Fuels and Affiliates of SC Fuels. (i) Each of each Company and Parent agrees that it shall not pay SC Fuels or any Affiliate of SC Fuels for fuel or other goods purchased from SC Fuels or such Affiliate on a quicker basis than the standard payment terms currently found in the written documentation existing on the date hereof between such Company or Parent and SC Fuels or such Affiliate of SC Fuels, though in no event may such standard payment terms be less than 30 days, and (ii) Companies agree that hereafter on the first Business Day of each calendar week, Companies shall supply a written report to Agent summarizing for the prior week the amount of such payments made to SC Fuels and the Affiliates of SC Fuels and the average payment terms of such payments. Companies agree and acknowledge that any violation of this Section 2.06(c) shall constitute an Event of Default.

(d) Third Party Consultant. Companies agree that if by October 31, 2008, the balance of Accounts more than 90 days past due is greater than five percent (5.00%) of the total balance of all Accounts and/or the aggregate amount of Accounts greater than 90 days past due is equal to or greater than $4,500,000, Companies will within 30 days thereafter retain, at the cost of Companies, a third party consultant acceptable to Required Lenders, with the scope of employment, duties and contemplated areas of analysis of such third party consultant to be acceptable to Required Lenders, and failure by Companies to so retain, at Companies cost, such third party consultant in accordance with such requirements shall constitute an Event of Default, provided, however, that the failure to achieve the balance of Accounts specified in this Section 2.06(d) shall not constitute an Event of Default.

(e) Additional Reporting and Informational Requirements. In addition to and not in limitation of any existing reporting and informational requirements set forth in the Financing Agreement, Companies agree (i) to deliver to Agent, on the third Business Day of each calendar week, beginning on August 20, 2008, in form and substance satisfactory to Agent, reports which shall include: (u)(1) employee headcount as of the end of the previous calendar week, (2) days sales outstanding on accounts receivable as of the end of the previous calendar week, and (3) total cash receipts and total cash disbursements for the previous calendar week, (v) a description of the gallons of fuel sold by Companies during the preceding week and the margin per gallon, (w) aging spreads as to Accounts, (x) a summary of credits/collections on past due Accounts, (y) an analysis of the Account balances of the customers of Companies with the ten largest past due Account balances, including a description of the status of collection efforts regarding such past due Accounts and a forecast as to the percentage of such past due Accounts Companies anticipate collecting in the near future, and (z) the written report as to payments made for the preceding week to SC Fuels and Affiliates of SC Fuels described in Section 2.06(c) above, and (ii) to deliver to Agent on a monthly basis, at the same time as other required monthly reports, reports in form and substance satisfactory to Agent, which shall include: (v) in the relevant income statement a breakdown by SBU (for example, propane, fuels, lubricants, cardlock and Arizona) of sales and cost of goods sold, (w) a volume report in gallons of sales by SBU, (x) in the relevant balance sheet, specific items respectively describing (1) the aggregate outstanding principal amount of all outstanding Revolving Loans, (2) the aggregate principal amount of all outstanding Term Loans, and (3) the aggregate principal amount of other outstanding Indebtedness of Companies to any Person other than Agent or Required Lenders, breaking out by specific Person such other Indebtedness, (y) a summary by Companies’ management regarding Companies’ performance shown under the major line items of the Companies’ consolidated income statement (and specifically excluding the Companies’ consolidated balance sheet) and an explanation of any positive or negative variance from budget of Companies’ performance shown under the major line items of the Companies’ consolidated income statement of more than the greater of 5% of the budgeted amount or $25,000.00, and (z) a compliance certificate. Failure by Companies to provide by the relevant date any such report or information shall constitute an Event of Default.

(f) EBITDA. The parties hereto agree that to the extent the increase in the bad debt allowance for past due Accounts shown on the financial statements of Parent, Companies and their subsidiaries as of June 30, 2008, is equal to or less than $3,200,000, for purposes of calculation of EBITDA, such increase in the bad debt allowance shall be considered to be an extraordinary item not to be included in the calculation of EBITDA; provided, however, to the extent such increase in the bad debt allowance for past due Accounts is in excess of $3,200,000, for purposes of calculation of EBITDA such excess amount shall not be considered an extraordinary item and such excess shall be included in the calculation of EBITDA.

2.07 Fees. In consideration for the agreements set forth herein, Companies shall pay to Agent an amendment fee of $200,000, which fee (i) shall be deemed fully earned on the date of execution of this Agreement, (ii) shall be non-refundable, and (iii) shall be paid in four equal monthly installments of $50,000 each, the first such installment to be due and payable on the date of execution of this Agreement, with each successive monthly installment to be due and payable on the same day of each of the three succeeding calendar months; provided, however, if not already paid in full, the unpaid amount of this fee shall become due and payable upon the earlier to occur of termination of the Financing Agreement or acceleration of the Obligations.

ARTICLE III
Limited Waiver

3.01 Limited Waiver. Required Lenders hereby waive (i) the Existing Events of Default (as defined in the Sixth Amendment), (ii) any Event of Default arising out of any breach described under clause (i) of this Section 3.01; and (iii) any Event of Default caused by failures to satisfy conditions precedent set forth in Section 2 of the Financing Agreement (including conditions precedent to any further borrowing under the Financing Agreement) resulting from any breach described in clause (i) of this Section 3.01.

3.02 No Other Waivers. Except as otherwise expressly set forth in Section 3.01 above, nothing contained herein shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Financing Agreement, or any other Loan Document or any other contract or instrument between any Company and/or Parent and Agent and/or any Lender, and neither Agent’s nor any Lender’s failure at any time or times hereafter to require strict performance by any Company and/or Parent of any provision thereof shall waive, affect or diminish any right of Agent or any Lender thereafter to demand strict compliance therewith. Each of Agent and each Lender hereby reserves all rights granted under the Financing Agreement, and each other Loan Document and any other contract or instrument between any Company and/or Parent and Agent and/or any Lender.

ARTICLE IV
Conditions Precedent

4.01 Conditions to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent:

(a) Agent shall have received all of the following, each in form and substance satisfactory to Agent (each of which shall be deemed to be a “Loan Document” for purposes of the Financing Agreement):

(i) This Agreement, duly executed by Companies, Parent and Required Lenders, and acknowledged and agreed to by Greinke Trust; and

(ii) Such additional documents, instruments and information as Agent may request.

(b) The representations and warranties contained herein and in the Financing Agreement, and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

(c) No Default or Event of Default shall have occurred and be continuing, unless such Event of Default has been otherwise specifically waived in writing by Agent and Lenders.

(d) All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

(e) Agent shall have received payment, in immediately available funds, of the first $50,000 installment of the fee described in Section 2.07 hereof.

ARTICLE V
Ratifications, Representations and Warranties

5.01 Ratifications. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Financing Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of the parties hereto agrees that the Financing Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties. Each of each Company and Parent hereby represents and warrants to Agent and each Lender that (a) the execution, delivery and performance of this Agreement and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of each Company and Parent and will not violate the Articles of Incorporation or Bylaws of any Company or Parent; (b) the representations and warranties contained in the Financing Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; and (c) no Default or Event of Default under the Financing Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent and each Lender. Each of each Company and Parent hereby represents and warrants to Agent and each Lender that it is in full compliance with all covenants and agreements contained in the Financing Agreement, and the other Loan Documents, as amended hereby.

ARTICLE VI
Miscellaneous Provisions

6.01 Survival of Representations and Warranties. All representations and warranties made in the Financing Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

6.02 Reference to Financing Agreement. Each of the Financing Agreement and the other Loan Documents and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Financing Agreement, as amended hereby, is hereby amended so that any reference in the Financing Agreement and such other Loan Documents to the Financing Agreement shall mean a reference to the Financing Agreement as amended hereby.

6.03 Expenses of Agent. Each of each Company and Parent agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents executed pursuant hereto, and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Financing Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Agent’s legal counsel.

6.04 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except neither any Company nor Parent may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and each Lender.

6.06 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by any Company or Parent shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement

6.09 Applicable Law. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10 Final Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.11 Release. EACH OF EACH COMPANY AND PARENT HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY LENDER. EACH OF EACH COMPANY AND PARENT HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH OF AGENT AND EACH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH ANY COMPANY OR PARENT MAY NOW OR HEREAFTER HAVE AGAINST AGENT OR ANY LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE FINANCING AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

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EXECUTED ON THIS 8th day of August, 2008, to be effective as of the respective date indicated above.

COMPANIES:

UNITED FUEL & ENERGY CORPORATION, a Texas corporation

By:	/s/ D. Lyndon James
Name:	D. Lyndon James
Title:	V.P., CFO, and Secretary

THREE D OIL CO. OF KILGORE, INC.,
a Texas corporation

By:	/s/ D. Lyndon James
Name:	D. Lyndon James
Title:	V.P., CFO, and Secretary

CARDLOCK FUELS SYSTEM, INC.,
a California corporation

By:	/s/ D. Lyndon James
Name:	D. Lyndon James
Title:	V.P., CFO, and Secretary

PARENT:
UNITED FUEL & ENERGY CORPORATION,
a Nevada corporation

By:	/s/ D. Lyndon James
Name:	D. Lyndon James
Title:	V.P., CFO, and Secretary

AGENT:
THE CIT GROUP/BUSINESS CREDIT, INC.,
as Agent

By:	/s/ Robyn Pingree
Name:	Robyn Pingree
Title:	Vice President

REQUIRED LENDERS:
THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

By:	/s/ Robyn Pingree
Name:	Robyn Pingree
Title:	Vice President

WACHOVIA BANK, N.A.,
as a Lender

By:	/s/ Thomas P. Floyd
Name:	Thomas P. Floyd
Title:	Vice President

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Ron Eckhoff
Name:	Ron Eckhoff
Title:	Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Brian R. O’Fallon
Name:	Brian R. O’Fallon
Title:	Director

Acknowledged and Agreed to this
8th day of August, 2008.
THE GREINKE PERSONAL LIVING TRUST

By:	/s/ Frank P. Greinke
Frank P. Greinke, Trustee